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Exhibit 10(b)

GLENBROOK STI CLASSIC
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                                   CONSENT OF
                                 FOLEY & LARDNER


We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 11 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Company Variable Annuity Account (File No. 033-91914).




                                                   /s/  Foley & Lardner
                                                        FOLEY & LARDNER

Washington, D.C.
April 19, 2001